EXTERNAL USE

[GRAPHIC OMITTED]                                   RESIDENTIAL MORTGAGE FINANCE


                                   TERM SHEET
                                 $1,016,927,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                 SASCO 2002-21A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                          JPMORGAN CHASE BANK, TRUSTEE


--------------------------------------------------------------------------------------------------------------------------------
                                                                                            EXPECTED
                                                         WAL TO      WAL TO     EST. PMT    INITIAL
                                                       WA MONTHS    OPTIONAL   TO OPTIONAL    LOSS       LEGAL         EXPECTED
                  APPROX.      INITIAL    SECURITY      TO ROLL   TERMINATION  TERMINATION               FINAL          RATINGS
    CLASS        SIZE ($)     COUPON(1)  DESCRIPTION  (YRS)(2)(3)   (YRS) (2)   WINDOW (2)  COVERAGE    MATURITY      MOODY'S/S&P
--------------------------------------------------------------------------------------------------------------------------------
    1-A1       $210,434,000   Variable  Variable PT        NA          2.51     11/02-04/12   7.00%    11/25/2032      Aaa / AAA
  1-A2 (4)       Notional       0.52%     Interest         NA          0.38     11/02-03/03   7.00%    11/25/2032      Aaa / AAA
                                            Only
    1-A3        $60,000,000   Variable  Variable PT        NA          2.51     11/02-04/12   7.00%    11/25/2032      Aaa / AAA
    B1-I        $7,705,000    Variable     Sub PT          NA          5.19     11/02-04/12   4.35%    11/25/2032      Aa2 / AA
 B1-I-X (4)      Notional       0.50%     Interest         NA          5.19     11/02-04/12   4.35%    11/25/2032      Aa2 / AA
                                            Only
    B2-I        $4,071,000    Variable     Sub PT          NA          5.19     11/02-04/12   2.95%    11/25/2032       A2 / A
 B2-I-X (4)      Notional       0.50%     Interest         NA          5.19     11/02-04/12   2.95%    11/25/2032       A2 / A
                                            Only
---------------------------------------------------------------------------------------------------------------------------------
    2-A1       $499,364,000     4.81%   Variable PT       2.50         3.07     11/02-04/12   5.20%    11/25/2032      Aaa / AAA
  2-A2 (4)       Notional       4.81%     Interest        2.49         2.49     11/02-08/07   5.20%    11/25/2032      Aaa / AAA
                                            Only
---------------------------------------------------------------------------------------------------------------------------------
    3-A1        $25,256,000     5.70%   Variable PT       2.11         2.52     11/02-04/12   5.20%    11/25/2032      Aaa / AAA
  3-A2 (4)       Notional       5.70%     Interest        2.10         2.10     11/02-03/07   5.20%    11/25/2032      Aaa / AAA
                                            Only
---------------------------------------------------------------------------------------------------------------------------------
    4-A1       $153,241,000     5.15%   Variable PT       2.84         3.06     11/02-04/12   5.20%    11/25/2032      Aaa / AAA
  4-A2 (4)       Notional       5.15%     Interest        2.82         2.82     11/02-08/09   5.20%    11/25/2032      Aaa / AAA
                                            Only
---------------------------------------------------------------------------------------------------------------------------------
    5-A1        $27,198,000     6.20%   Variable PT       1.77         3.05     11/02-04/12   5.20%    11/25/2032      Aaa / AAA
  5-A2 (4)       Notional       6.20%     Interest        1.72         1.72     11/02-05/05   5.20%    11/25/2032      Aaa / AAA
                                            Only
---------------------------------------------------------------------------------------------------------------------------------
    B1-II       $11,525,000   Variable     Sub PT          NA          5.52     11/02-04/12   3.65%    11/25/2032      Aa2 / AA
    B2-II       $9,295,000    Variable     Sub PT          NA          5.52     11/02-04/12   2.40%    11/25/2032       A2 / A
   B3 (5)       $8,838,000    Variable     Sub PT          NA          5.41     11/02-04/12   1.70%    11/25/2032     Baa2 / BBB
 B4 (5) (6)     $11,378,000   Variable  Not Offered        NA       Not Offered Not Offered   0.60%    11/25/2032       NR / BB
 B5 (5) (6)     $3,101,000    Variable  Not Offered        NA       Not Offered Not Offered   0.30%    11/25/2032       NR / B
 B6 (5) (6)     $3,119,686    Variable  Not Offered        NA       Not Offered Not Offered   0.00%    11/25/2032       NR / NR
---------------------------------------------------------------------------------------------------------------------------------
    R (7)          $100       Variable    Residual         NA          0.07     11/02-11/02   7.00%    11/25/2032      Aaa / AAA
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


(1)  The Class coupons are described under "Interest Rates" on page 6.

(2) Prepayments for Mortgage Pools 1 and 3 were run at 30% CPR per annum and Mortgage Pools 2, 4 and 5 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in November 2002.

(3) WAL to WA Roll Date is applicable to the Senior Certificates offered from Mortgage Pools 2, 3, 4 and 5 and assumes there is no cross collateralization between remaining outstanding Senior Certificates. The WA Roll Date for Mortgage Pool 2 is month 58 (the Distribution Date in August
     2007), for Mortgage Pool 3 is month 53 (the Distribution Date in March
     2007), for Mortgage Pool 4 is month 82 (the Distribution Date in August
     2009), and for Mortgage Pool 5 is month 31 (the Distribution Date in May
     2005).

(4) The Class 1-A2, 2-A2, 3-A2, 4-A2, 5-A2, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in March 2003 the Class 1-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in August 2007 the Class 2-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in March 2007 the Class 3-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in August 2009 the Class 4-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in May 2005 the Class 5-A2 will no longer be entitled to receive distributions of any kind.

(5)  Crossed-subordinate bonds.

(6)  Not offered under this term sheet.

(7)  Non-economic REMIC residual.




--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


DEAL OVERVIEW:

o The deal is comprised of 5 Mortgage Pools:

          MORTGAGE POOL 1 is comprised of 100% 6-month LIBOR ARMs; 97.25% were originated by Aurora Loan Services Inc ("ALS"), 1.43% were originated by Mortgage Lender's Network, 0.85% were originated by Pinnacle and 0.46% were originated by Market Street.

          MORTGAGE POOL 2 is comprised of 5 year Hybrid ARMs; 99.56% were originated by ALS, 0.41% were originated by SIB Mortgage and 0.03% were originated by Market Street. The 5 year Hybrid ARMs are indexed to 6-month LIBOR.

          MORTGAGE POOL 3 is comprised of 5 year Hybrid ARMs; 69.73% were originated by ALS and 30.27% were originated by SIB Mortgage. The 5 year Hybrid ARMs are indexed to either 6-month LIBOR (95.46%) and 12-month LIBOR (4.54%).

          MORTGAGE POOL 4 is comprised of 7 year Hybrid ARMs; 68.85% were originated by ALS, 31.00% were originated by Bank of America and 0.14% were originated by Cendant. The 7 year Hybrid ARMs are indexed to either 6-month LIBOR (67.12%), 12-month LIBOR (32.74%) or 1-year CMT (0.14%).

          MORTGAGE POOL 5 is comprised of 3 year Hybrid ARMs; 99.56% were originated by ALS and 0.44% were originated by Colorado Federal Savings Bank. The 3 year Hybrid ARMs are indexed to either 6-month LIBOR (78.28%), 12-month LIBOR (19.22%) or 1-year CMT (2.50%).

o Interest and principal on Pool 1, Pool 2, Pool 3, Pool 4 and Pool 5 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool. The only class of offered certificates that will be cross-collateralized by the loan pools is the Class B3.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pools 2 through 5.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

MORTGAGE POOL 1 AVAILABLE DISTRIBUTION AMOUNT         MORTGAGE POOLS 2 - 5 AVAILABLE DISTRIBUTION AMOUNT
  ------------------------------------------           -----------------------------------------------
  First, to Class R, 1-A1, 1-A2 and 1-A3 to             First, to Class 2-A1, 2-A2, 3-A1, 3-A2, 4-A1,
                  pay interest                          4-A2, 5-A1 and 5-A2 to pay interest from the
                                                                  respective mortgage pool
  ------------------------------------------           -----------------------------------------------
                      |                                                      |
                      |                                                      |
                      V                                                      V
  ------------------------------------------           -----------------------------------------------
   Second, to Class R, 1-A1 and 1-A3 to pay              Second, to Class 2-A1, 3-A1, 4-A1 and 5-A1
                    principal                           to pay principal from the respective mortgage
                                                                             pool
  ------------------------------------------           -----------------------------------------------
                      |                                                      |
                      |                                                      |
                      V                                                      V
 ------------------------------------------           -----------------------------------------------
   To Class B1-I, B1-I-X, B2-I and B2-I-X to             To Class B1-II and B2-II to pay interest and
           pay interest and principal                                      principal
  ------------------------------------------           -----------------------------------------------
                      |                                                      |
                      |                                                      |
                      -------------------------------------------------------
                                                  |
                                                  |
                                                  V
  ----------------------------------------------------------------------------------------------------
                       To Class B3, B4, B5 and B6 to pay interest and principal
  ----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



TERMS OF THE OFFERING:

Cut off Date:               October 1, 2002

Expected Pricing Date:      Week of October 14, 2002

Expected Settlement Date:   October 30, 2002

Distribution Dates:         25th of each month, commencing in November 2002

Collection Period:          The calendar month preceding the current
                            Distribution Date

Issuer:                     Structured Asset Securities Corp. ("SASCO")

Master Servicer:            Aurora Loan Services, Inc. ("ALS")

Servicers:                  ALS (95.13%), Bank of America (4.84%) and Cendant
                            (0.02%)

Master Servicer Fee:        The Master Servicer will be paid a monthly fee (the
                            "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:              Pool 1: 0.375% per annum on the outstanding mortgage
                            balance.
                            Pool 2: 0.250% per annum on the outstanding mortgage balance.
                            Pool 3: 0.250% per annum on the outstanding mortgage balance.
                            Pool 4: 0.250% per annum on the outstanding mortgage balance for ALS and Bank of America originated loans. 0.375% per annum on the outstanding mortgage balance for Cendant originated loans.
                            Pool 5: 0.250% per annum on the outstanding mortgage balance.

Trustee:                    JPMorgan Chase Bank

Trustee Fee:                0.004% per annum


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


TERMS OF THE OFFERING:

Rating Agencies:            Standard and Poor's ("S&P") and Moody's will rate
                            all of the Offered Certificates.

Day Count:                  30/360

Delay Days:                 24 Day Delay:    All Classes.

Registration:               Book-entry form through DTC

Minimum Denomination:       Class 1-A1, 1-A3, 2-A1, 3-A1, 4-A1 and 5-A1: $25,000
                            /$1 thereafter.
                            Class 1-A2, 2-A2, 3-A2, 4-A2, 5-A2, B1-I-X and
                            B2-I-X: $1,000,000 /$1 thereafter.
                            Class B1-I, B2-I, B1-II and B2-II: $100,000/$1
                            thereafter.

Tax Status:                 REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                 Mortgage Pools 1 and 3: 30% CPR per annum.
                            Mortgage Pools 2, 4 and 5: 25% CPR per annum.

SMMEA Eligibility:          All offered classes will be SMMEA eligible except
                            for Class B2-I, B2-I-X, B2-II and B3 Certificates.

ERISA Eligibility:          All offered Certificates will be ERISA eligible
                            (other than the Class R Certificate).

Interest Rates:             CLASS 1-A1 will bear interest at a rate equal to Net
                            WAC of Mortgage Pool 1 less 0.52% per annum until the March 2003 Distribution Date. Beginning with the accrual period in March 2003 the Class 1-A1 will accrue interest at the Net WAC of Mortgage Pool 1.

                            CLASS 1-A2 will bear interest at a rate equal to 0.52% per annum based on a Notional Balance until the Distribution Date in March 2003. The Notional Balance of the Class 1-A2 on any Distribution Date up to and including the Distribution Date in March 2003 will be equal to the Class 1-A1 principal balance prior to distributions for the related Distribution Date. The Class 1-A2 will not be entitled to distributions of any kind after the Distribution Date in March 2003.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Interest Rates (continued): CLASS 1-A3 will bear interest at a rate equal to Net
                            WAC of Mortgage Pool 1.

                            CLASS 2-A1 will bear interest at a rate equal to the lesser of (i) 4.81% per annum and (ii) the Net WAC of Mortgage Pool 2, up to and including the distribution date in August 2007 (month 58). Beginning with the distribution date in September 2007, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                            CLASS 2-A2 will bear interest at a rate equal to 4.81% per annum until the distribution date in August 2007 (month 58) based on a Notional Balance. After the distribution date in August 2007, the Class 2-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 2-A2 on any distribution date up to and including the distribution date in August 2007 will be equal to the following:

                            The balance of the Class 2-A1 Senior Certificate multiplied by the following fraction:

                            The excess between (1) the Net WAC of Pool 2 and
                                                (2) 4.81%
                            ------------------------------------------------
                                                  4.81%

                            CLASS 3-A1 will bear interest at a rate equal to the lesser of (i) 5.70% per annum and (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in March 2007 (month 53). Beginning with the distribution date in April 2007, the Class 3-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                            CLASS 3-A2 will bear interest at a rate equal to 5.70% per annum until the distribution date in March 2007 (month 53) based on a Notional Balance. After the distribution date in March 2007, the Class 3-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 3-A2 on any distribution date up to and including the distribution date in March 2007 will be equal to the following:

                            The balance of the Class 3-A1 Senior Certificate multiplied by the following fraction:

                            The excess between (1) the Net WAC of Pool 3 and
                                                 (2) 5.70%
                            ------------------------------------------------
                                                   5.70%


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Interest Rates (continued): CLASS 4-A1 will bear interest at a rate equal to the lesser of (i) 5.15% per annum and (ii) the Net WAC of Mortgage Pool 4, up to and including the distribution date in August 2009 (month 82). Beginning with the distribution date in September 2009, the Class 4-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.

                            CLASS 4-A2 will bear interest at a rate equal to 5.15% per annum until the distribution date in August 2009 (month 82) based on a Notional Balance. After the distribution date in August 2009, the Class 4-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 4-A2 on any distribution date up to and including the distribution date in August 2009 will be equal to the following:

                            The balance of the Class 4-A1 Senior Certificate multiplied by the following fraction:

                            The excess between (1) the Net WAC of Pool 4 and
                                                (2) 5.15%
                            ------------------------------------------------
                                                  5.15%

                            CLASS 5-A1 will bear interest at a rate equal to the lesser of (i) 6.20% per annum and (ii) the Net WAC of Mortgage Pool 5, up to and including the distribution date in May 2005 (month 31). Beginning with the distribution date in June 2005, the Class 5-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 5.

                            CLASS 5-A2 will bear interest at a rate equal to 6.20% per annum until the distribution date in May 2005 (month 31) based on a Notional Balance. After the distribution date in May 2005, the Class 5-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 5-A2 on any distribution date up to and including the distribution date in May 2005 will be equal to the following:

                            The balance of the Class 5-A1 Senior Certificate multiplied by the following fraction:

                            The excess between (1) the Net WAC of Pool 5 and
                                                (2) 6.20%
                            ------------------------------------------------
                                                  6.20%

                            CLASS R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Interest Rates (continued): CLASS B1-I will bear interest at a rate equal to the
                            Net WAC of Mortgage Pool 1 less 0.50% per annum.

                            CLASS B1-I-X will bear interest at a rate equal to 0.50% per annum based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                            CLASS B2-I will bear interest at a rate equal to the Net WAC of Mortgage Pool 1 less 0.50% per annum.

                            CLASS B2-I-X will bear interest at a rate equal to 0.50% per annum based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

                            CLASSES B1-II AND B2-II will bear interest at a per annum rate equal to the weighted average of the Net WACs of Mortgage Pools 2 through 5, weighted by the corresponding "Subordinate Amounts" (as defined on page 15).

                            CLASSES B3, B4, B5 AND B6 are cross-collateralized subordinates for payments of principal, interest and allocation of losses. The Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding "Modified Group Subordinate Amounts" (the corresponding A2 /A loss coverage available to the Class B2-I and Class B2-II).


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

                            THE MODIFIED GROUP SUBORDINATE AMOUNTS ARE
                            CALCULATED AS FOLLOWS:

                            Modified Group Subordinate Amount Pool 1:

                            Total Mortgage Pool 1 collateral, less (i) the current principal balance of the Pool 1 Senior Bonds, (ii) the current principal balance of the Class B1-I and (iii) the current principal balance of the Class B2-I (in each case excluding notional balances).

                            Modified Group Subordinate Amount Pools 2 through 5:

                            Total Mortgage Pool 2 through 5 collateral, less (i) the current principal balance of the Pool 2 through 5 Senior Bonds, (ii) the current principal balance of the Class B1-II and (iii) the current principal balance of the Class B2-II (in each case excluding notional balances).


Interest Rates (continued): THE UNDERLYING SUBORDINATE RATES ARE CALCULATED AS
                            FOLLOWS:

                            Underlying Subordinate Rate, Mortgage Pool 1:

                            The Pool 1 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 1.

                            Underlying Subordinate Rate, Mortgage Pools 2 through 5:

                            The Pool 2 through 5 underlying subordinate rate will be equal to the weighted average of the Net WACs of Mortgage Pools 2 through 5, weighted by the corresponding "Subordinate Amounts".


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            credit enhancement information shown below is subject to final rating agency approval.

                            Mortgage Pool 1 Senior Certificates:
                            Credit enhancement for the Mortgage Pool 1 Senior Certificates will consist of the subordination of the Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B3, Class B4, Class B5 and Class B6.

                            Mortgage Pool 2 through 5 Senior Certificates:
                            Credit enhancement for the Mortgage Pool 2 through 5 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:            If all of the credit support features have been
                            extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL DISTRIBUTIONS

SHIFTING INTEREST STRUCTURE WITH 7 YEAR LOCKOUT*

Group I = Mortgage Pool 1

Group II = Mortgage Pools 2 through 5

Group I Subordinate Test % = Group I Subordinate Amount / Group I Collateral balance

Group II Subordinate Test % = Group II Subordinate Amount / Group II Collateral balance

o IF THE GROUP I SUBORDINATE TEST% IS LESS THAN OR EQUAL TO 2 TIMES THE ORIGINAL GROUP I SUBORDINATE TEST% OR IF THE GROUP II SUBORDINATE TEST% IS LESS THAN OR EQUAL TO 2 TIMES THE ORIGINAL GROUP II SUBORDINATE TEST%:

                    ---------------------------    -------
                    Distribution Dates (months)    Shift %
                    ---------------------------    -------
                               1 - 84                100%
                    ---------------------------    -------
                              85 - 96                70%
                    ---------------------------    -------
                              97 - 108               60%
                    ---------------------------    -------
                             109 - 120               40%
                    ---------------------------    -------
                             121 - 132               20%
                    ---------------------------    -------
                                133+                  0%
                    ---------------------------    -------

o *IF THE GROUP I SUBORDINATE TEST% IS GREATER THAN 2 TIMES THE ORIGINAL GROUP I SUBORDINATE TEST% AND IF THE GROUP II SUBORDINATE TEST% IS GREATER THAN 2 TIMES THE ORIGINAL GROUP II SUBORDINATE TEST%:

                    ---------------------------    -------
                    Distribution Dates (months)    Shift %
                    ---------------------------    -------
                               1 - 36                50%
                    ---------------------------    -------
                                37+                   0%
                    ---------------------------    -------

(*If the respective AAA loss coverage for both Groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both Groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


PRINCIPAL DISTRIBUTIONS (CONT.)

For each of Mortgage Pools 1 through 5, calculate the following:

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


PRINCIPAL PAYDOWN RULES:

I. PAY SENIOR PDA AS FOLLOWS:
----------------------------

Pool 1 Senior PDA sequentially as follows:
     1)   Pay Class R, until reduced to zero.
     2)   Pay Class 1-A1 and 1-A3 on a pro-rata basis until reduced to zero.

Pool 2 Senior PDA as follows:
     1)   Pay Class 2-A1, until reduced to zero.

Pool 3 Senior PDA as follows:
     1)   Pay Class 3-A1, until reduced to zero.

Pool 4 Senior PDA as follows:
     1)   Pay Class 4-A1, until reduced to zero.

Pool 5 Senior PDA as follows:
     1)   Pay Class 5-A1, until reduced to zero.


II. PAY SUBORDINATE PDA AS FOLLOWS*:
-----------------------------------
*Subject to credit support tests

Pool 1 Subordinate PDA:

1) Pay Class B1-I and B2-I on a pro-rata basis an amount equal to the product of (a) Group 1 Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-I and B2-I and the denominator which is the current balance of the Class B1-I, B2-I and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

Pool 2 through 5 Subordinate PDA:

1) Pay Class B1-II and B2-II on a pro-rata basis an amount equal to the product of (a) Group 2 Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and B2-II and the denominator which is the current balance of the Class B1-II, B2-II and the Pool 2 through 5 Modified Group Subordinate Amount, until reduced to zero.

III. PAY ALL REMAINING SUBORDINATE PDA WITHOUT REGARD TO MORTGAGE GROUP AS FOLLOWS*:

*Subject to credit support tests

1) Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


PRINCIPAL PAYDOWN RULES (CONT.):


(1) THE SUBORDINATE AMOUNTS ARE CALCULATED AS FOLLOWS:

Group I Subordinate Amount:

Total Mortgage Pool 1 collateral less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Group II Subordinate Amount:

Total Mortgage Pool 2 through 5 collateral less the current principal balance of the Mortgage Pool 2 through 5 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

Pool 5 Subordinate Amount:

Total Mortgage Pool 5 collateral less the current principal balance of the Mortgage Pool 5 Senior Bonds (excluding notional balances).


------------------------------------------------------
                           CONTACTS
------------------------------------------------------
MBS Trading          Rishi Bansal       (212) 526-8315
                     Brendan Garvey     (212) 526-8315
                     Brian Hargrave     (212) 526-8320
                     Matt Miller        (212) 526-8315

------------------------------------------------------
Syndicate            Kevin White        (212) 526-9519
                     Bob Caldwell       (212) 526-9519
                     Dan Covello        (212) 526-9519

------------------------------------------------------
Residential Finance  Stan Labanowski    (212) 526-6211
                     Mike Hitzmann      (212) 526-5806
                     Will Dorado        (212) 526-4005

------------------------------------------------------


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



COLLATERAL SUMMARY:


------------------------------------------------------------------------------------------------------------------------
                                                      6 MONTH LIBOR ARMS       5/25 HYBRID ARMS   5/1 & 5/25 HYBRID ARMS
                                                           GROUP 1                GROUP 2                  GROUP 3
TOTAL NUMBER OF LOANS                                                614                  1,507                       70
TOTAL OUTSTANDING LOAN BALANCE                           $290,790,300.81        $526,756,308.62           $26,641,625.39
AVERAGE LOAN PRINCIPAL BALANCE                                  $473,600               $349,540                 $380,595
RANGE OF LOAN PRINCIPAL BALANCE                     $47,038 - $4,000,000   $48,000 - $3,996,205     $47,841 - $3,312,507
WEIGHTED AVERAGE COUPON                                           5.187%                 6.299%                   7.274%
RANGE OF COUPONS                                         3.500% - 6.750%        4.500% - 7.625%          6.500% - 9.250%
WEIGHTED AVERAGE MARGIN                                           2.736%                 2.264%                   2.352%
RANGE OF MARGINS                                         1.750% - 4.500%        0.750% - 3.250%          2.250% - 5.000%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                             1.000%                 5.997%                   5.820%
RANGE OF INITIAL PERIODIC CAPS                           1.000% - 1.000%        1.000% - 6.000%          2.000% - 6.000%
WEIGHTED AVERAGE PERIODIC CAP                                     1.000%                 1.999%                   1.954%
RANGE OF PERIODIC CAPS                                   1.000% - 1.000%        1.000% - 2.000%          1.000% - 2.000%
WEIGHTED AVERAGE MAXIMUM RATE                                    11.201%                12.299%                  13.192%
WEIGHTED AVERAGE FLOOR                                            2.749%                 2.264%                   2.352%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                                 360                    360                      360
WEIGHTED AVERAGE REMAINING TERM (MO.)                                358                    359                      354
RANGE OF REMAINING TERM (MO.)                                  351 - 360              351 - 360                350 - 358
WEIGHTED AVERAGE ORIGINAL LTV                                     66.17%                 67.82%                   73.07%
RANGE OF ORIGINAL LTV                                   18.42% - 100.00%       15.63% - 100.00%          55.00% - 95.00%
WEIGHTED AVERAGE FICO                                                716                    719                      716
RANGE OF FICO                                                  604 - 810              620 - 816                634 - 795
WEIGHTED AVERAGE NEXT RESET DATE                       FEBRUARY 14, 2003        AUGUST 21, 2007           APRIL 10, 2007

LIEN POSITION
First                                                             100.0%                 100.0%                   100.0%
Second                                                              0.0%                   0.0%                     0.0%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less than             CA - 40.18%            CA - 51.23%              CA - 56.72%
5% of the Cut-off Date principal balance)                    CO - 11.98%            CO - 17.26%              CO - 14.13%
                                                              FL - 5.58%                                      FL - 6.95%
                                                              GA - 5.35%
                                                              SC - 5.34%

OCCUPANCY STATUS
Primary Home                                                      76.47%                 76.56%                   86.61%
Investment                                                        13.08%                 17.98%                   11.58%
Second Home                                                       10.44%                  5.46%                    1.81%
------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                    7/1 & 7/23 HYBRID ARMS   3/1 & 3/27 HYBRID ARMS
                                                             GROUP 4                  GROUP 5
TOTAL NUMBER OF LOANS                                                  337                       68
TOTAL OUTSTANDING LOAN BALANCE                             $161,647,623.87           $28,689,928.07
AVERAGE LOAN PRINCIPAL BALANCE                                    $479,667                 $421,911
RANGE OF LOAN PRINCIPAL BALANCE                       $32,822 - $3,737,500     $69,300 - $1,748,379
WEIGHTED AVERAGE COUPON                                             6.309%                   6.657%
RANGE OF COUPONS                                           4.875% - 7.875%          4.875% - 8.000%
WEIGHTED AVERAGE MARGIN                                             2.253%                   2.286%
RANGE OF MARGINS                                           2.000% - 2.750%          2.250% - 2.750%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                               5.663%                   5.118%
RANGE OF INITIAL PERIODIC CAPS                             3.750% - 6.000%          2.000% - 6.000%
WEIGHTED AVERAGE PERIODIC CAP                                       2.000%                   1.996%
RANGE OF PERIODIC CAPS                                     2.000% - 2.000%          1.000% - 2.000%
WEIGHTED AVERAGE MAXIMUM RATE                                      11.982%                  12.450%
WEIGHTED AVERAGE FLOOR                                              2.253%                   2.307%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                                   360                      360
WEIGHTED AVERAGE REMAINING TERM (MO.)                                  358                      358
RANGE OF REMAINING TERM (MO.)                                    298 - 360                349 - 360
WEIGHTED AVERAGE ORIGINAL LTV                                       66.85%                   70.46%
RANGE OF ORIGINAL LTV                                      9.52% - 100.00%          27.08% - 94.99%
WEIGHTED AVERAGE FICO                                                  731                      722
RANGE OF FICO                                                    624 - 813                649 - 797
WEIGHTED AVERAGE NEXT RESET DATE                           AUGUST 12, 2009            JULY 26, 2005

LIEN POSITION
First                                                               100.0%                   100.0%
Second                                                                0.0%                     0.0%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less than                CA - 50.25%             CA - 46.14%
5% of the Cut-off Date principal balance)                       NJ - 8.48%              CO - 18.03%
                                                                                         NY - 8.51%
                                                                                         NC - 6.53%
                                                                                         AZ - 6.28%

OCCUPANCY STATUS
Primary Home                                                        88.79%                   81.42%
Investment                                                           6.67%                   18.09%
Second Home                                                          4.54%                    0.49%
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                     NET EFFECTIVE MARGIN TABLE - BOND 1-A1

              SASCO 2002-21A - AGGREGATE 2 TIMES TEST FOR HYBRIDS
                             SETTLE AS OF 10/30/02

       ------------------------------------------------------------------
                            BOND SUMMARY - BOND 1-A1
       ------------------------------------------------------------------
       INITIAL COUPON: 4.288                    TYPE: Floater
             ORIG BAL: 210,434,000
             ORIG NOT: 48,360,000            FORMULA: (6m LIBOR)+236.90bp
               FACTOR: 1.0000000    CAP/FLOOR/MARGIN: 10.83/2.37/2.37
          FACTOR DATE: 10/25/02             NEXT PMT: 11/25/02
                DELAY: 24                      CUSIP: G3P
       ------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   15.00 CPR        20.00 CPR        25.00 CPR        30.00 CPR        35.00 CPR        40.00 CPR        50.00 CPR
                 LIBOR6M 1.820    LIBOR6M 1.820    LIBOR6M 1.820    LIBOR6M 1.820    LIBOR6M 1.820    LIBOR6M 1.820    LIBOR6M 1.820
------------------------------------------------------------------------------------------------------------------------------------
PRICE           NEM   DURATION   NEM   DURATION   NEM   DURATION   NEM   DURATION   NEM   DURATION   NEM   DURATION   NEM   DURATION
------------------------------------------------------------------------------------------------------------------------------------
102-07          182     4.40     166     3.44     148     2.77     129     2.28     108     1.92      86     1.64      34     1.23
102-08          181              165              147              128              106               84               32
102-09          181              164              146              126              105               82               29
102-10          180              163              145              125              103               80               27
102-11          179              163              144              124              102               78               24

102-12          179     4.40     162     3.44     143     2.77     122     2.28     100     1.92      76     1.64      22     1.23
102-13          178              161              142              121               98               74               19
102-14          177              160              141              120               97               73               17
102-15          177              159              140              118               95               71               14
102-16          176              158              139              117               94               69               12

102-17          175     4.41     157     3.45     137     2.78     116     2.29      92     1.92      67     1.64       9     1.23
102-18          175              156              136              114               91               65                7
102-19          174              156              135              113               89               63                4
102-20          173              155              134              112               87               61                2
102-21          172              154              133              110               86               60               -1

102-22          172     4.41     153     3.45     132     2.78     109     2.29      84     1.93      58     1.65      -3     1.23
102-23          171              152              131              108               83               56               -6
102-24          170              151              130              106               81               54               -8
102-25          170              150              129              105               80               52              -10
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE        5.24             3.93             3.08             2.48             2.05             1.73             1.27
 FIRST PAY        11/25/02         11/25/02         11/25/02         11/25/02         11/25/02         11/25/02         11/25/02
 LAST PAY         12/25/18         05/25/15         11/25/12         12/25/10         08/25/09         08/25/08         02/25/07
------------------------------------------------------------------------------------------------------------------------------------


TREASURY BENCHMARKS     6Mo      2YR     3YR*     4YR*      5YR     7YR*     10YR     30YR
              Yield   1.6200   2.7180   3.2063   3.6753   4.0660   4.4165   4.8340   5.3530
             Coupon            3.2500                     3.5000            5.0000   5.3750


LIBOR BENCHMARKS   1Yr  2Yr   3Yr   4Yr   5Yr   7Yr   10Yr   12Yr   15Yr   20Yr   30Yr
           Yield


COMMENTS:
     1    All groups run at same speeds

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

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